UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	July 22, 2013
ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)
Utah	001-12307	87-0227400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One South Main, 15th Floor, Salt Lake City, Utah		84133
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		801-524-4787

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02    Results of Operations and Financial Condition.

On July 22, 2013, Zions Bancorporation (“the Company”) announced its financial results for the quarter ended June 30, 2013. The press release announcing the financial results for the quarter ended June 30, 2013 is filed as Exhibit 99.1 and incorporated herein by reference.

Item 8.01    Other Events.

The information provided in this Item 8.01 is incorporated by reference to Item 2.02 of this Current Report on Form 8-K, including the exhibit.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit 99.1    Press Release dated July 22, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

By:	/s/ Doyle L. Arnold
Name:	Doyle L. Arnold
Title:	Vice Chairman and Chief Financial Officer

Date: July 22, 2013